QUARTERLY FINANCIAL INFORMATION (UNAUDITED)	12 Months Ended
Dec. 29, 2018
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

N.QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following table sets forth selected financial information for all of the quarters, consisting of 13 and 14 weeks during the years ended December 29, 2018 and December 30, 2017, respectively, (in thousands, except per share data):

	First		Second		Third		Fourth
	2018	2017	2018	2017	2018	2017	2018	2017
Net sales	$993,857	$846,130	$1,294,440	$1,072,375	$1,212,702	$1,056,586	$988,179	$966,091
Gross profit	130,889	120,740	165,689	148,240	158,673	144,687	137,643	129,159
Net earnings	33,582	21,634	45,130	34,574	42,068	34,669	31,633	33,162
Net earnings attributable to controlling interest	32,833	21,062	44,044	33,642	41,219	33,693	30,502	31,115
Basic earnings per share	0.53	0.34	0.71	0.55	0.67	0.55	0.50	0.51
Diluted earnings per share	0.53	0.34	0.71	0.55	0.66	0.55	0.50	0.51